Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Village Bank and Trust Financial Corp. (the “Company”) for the year ended December 31, 2007, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on their knowledge and belief: (1) the Form 10-KSB for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in the Form 10-KSB for the year ended December 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented.

/s/ Thomas W. Winfree	March 25, 2008
Thomas W. Winfree	Date
Chief Executive Officer

/s/ C. Harril Whitehurst, Jr.	March 25, 2008
C. Harril Whitehurst, Jr.	Date
Chief Financial Officer